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                                                                EXHIBIT 32.2



                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       ANHEUSER-BUSCH COMPANIES, INC.
               FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2005
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I am the Vice President and Chief Financial Officer of
Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-Q of the Company for the quarter ended March 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-Q").

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 29, 2005               /s/ W. Randolph Baker
       -------------------------    -------------------------------------------
                                    W. Randolph Baker
                                    Vice President and Chief Financial Officer
                                    Anheuser-Busch Companies, Inc.